UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2019

TCG BDC, INC.
(Exact name of registrant as specified in charter)

Maryland	814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 40th Floor, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 813-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 – Results of Operations and Financial Condition.
On May 7, 2019, TCG BDC, Inc. (the “Company”) issued a press release announcing its first quarter 2019 financial results and a detailed earnings presentation. Copies of the press release and the earnings presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.
The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 7.01 – Regulation FD Disclosure.
On May 7, 2019, the Company issued a press release, included herewith as Exhibit 99.1, announcing its first quarter 2019 financial results and the declaration of a second quarter 2019 dividend of $0.37 per share, payable on July 17, 2019 to stockholders of record as of June 28, 2019.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any filing made under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 – Financial Statements and Exhibits.

Exhibits 99.1 and 99.2 shall be deemed furnished herewith.

(d)	Exhibits:

Exhibit Number	Description

99.1	Earnings press release of TCG BDC, Inc., dated May 7, 2019
99.2	Earnings presentation of TCG BDC, Inc., dated May 7, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCG BDC, INC.
(Registrant)

Dated: May 7, 2019	By:	/s/ Thomas M. Hennigan
Name: Thomas M. Hennigan
Title: Chief Financial Officer